UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 4, 2020

Q2EARTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55148	20-1602779
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification Number)

420 Royal Palm Way, #100, Palm Beach, Florida	33480
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(561) 693-1423

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 4, 2020, Q2Earth, Inc. (the “Company”) amended its name from Q2Earth, Inc. to QSAM Biosciences, Inc., by filing a Certificate of Amendment with the Delaware Secretary of State and executed a 1 for 25 reverse stock split of its issued and outstanding common stock, also reported on the foregoing Certificate of Amendment, and changed its trading symbol from QPWR to QSAM. Further, the Company reported on its Certificate of Amendment an increase in its authorized common stock, par value $0.0001 per share, from 100,000,000 to 300,000,000 shares. The increase in authorized stock and reverse stock split were both approved by our shareholders at a special meeting conducted on February 7, 2020. The Company was not required to seek shareholder approval for change in name of the Company. Pursuant to the reverse stock split, any fractional shares shall be rounded to the nearest whole number, and shareholders are not required to take any action or exchange their share certificates. A copy of the Certificate of Amendment is filed hereto as Exhibit 3.1 and is incorporated herein by reference.

The Company had filed a corporate action with Financial Industry Regulatory Authority (“FINRA”) pursuant to Rule 6490 in connection with all the foregoing corporate actions, which were announced by FINRA on its Daily List on September 9, 2020. Prior to the reverse stock split, the Company had approximately 51,948,965 shares of common stock issued and outstanding. The Company’s shares are quoted on the OTCQB platform of OTC Markets. A “D” will be placed on the current symbol of the Company, QPWR, for 20 business days to alert the public of the reverse split. After 20 business days, the trading symbol for the Company’s common stock will change to “QSAM”. The new CUSIP number for the Company’s common stock following the reverse stock split will be 74738N103.

On September 10, 2020, we issued a press release announcing the foregoing corporate actions. A copy of the press release is filed hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment of the Amended and Restated Articles of Incorporation of Q2Earth, Inc.
99.1	Press Release dated September 10, 2020.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Q2Earth, Inc.

By:	/s/ Christopher Nelson
Christopher Nelson
President and General Counsel

Date: September 11, 2020

Exhibit Index

Exhibit Number	Description
3.1	Certificate of Amendment of the Amended and Restated Articles of Incorporation of Q2Earth, Inc.
99.1	Press Release dated September 10, 2020.